UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2012

GOLD AND GEMSTONE MINING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54700	98-0642269
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2144 Whitekirk Way, Draper, Utah	84020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 882-1179

__________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Material Definitive Agreement

On November 28, 2012, Gold and GemStone Mining Inc. (“we”, “us”, “our”) entered into two separate agreements for the exploration and development of mineral properties in Africa. The agreements are summarized as follows:

1.

Joint venture agreement between our company and TTM Global Enterprises Ltd., a company incorporated under the laws of the U.K. (the “TTM JV”). This agreement relates to the investment by our company into a 30% interest in mining operations in Siguiri, Guinea, Africa. The term of the agreement is 90 days, within which we are required to provide financing of $1,500,000 and take on the financial responsibilities for all administrative fees associated with operations on the property. Of the $1,500,000, $250,000 is a fee to TTM Global Enterprises for acquiring the 30% interest in the property. The $250,000 is to be delivered to TTM Global Enterprises within 30 days of signing the TTM JV and the remaining $1,250,000 must be provided within 90 days. If we are not able to provide the required funds, the agreement terminates.

2.

Joint venture agreement between our company and Blue Orange Mining Limited, a company incorporated under the laws of Ghana (the “Blue Orange JV”). This agreement relates to the investment by our company into a 50% interest in thirteen gold concessions within the “Ashanti-belt” in Ghana. The term of the agreement is 90 days, within which we are required to provide financing of $5,000,000 towards the joint venture. Of the $5,000,000, $500,000 is a fee payable to Blue Orange Mining Limited for acquiring the 50% interest in the concessions. The $500,000 is to be delivered to Blue Orange Mining Limited within 30 days of signing the TTM JV and the remaining $4,500,000 must be provided within 90 days. If we are not able to provide the required funds, the agreement terminates.

The foregoing descriptions of the TTM JV and the Blue Orange JV are all qualified in their entirety by the contents of the agreements attached as exhibits to this current report. Due to conditions precedent to closing, specifically the financial obligations required of our company, and the risk that these conditions precedent will not be satisfied, there is no assurance that we will be able to close any of these agreements and acquire an interest in the properties.

Item 9.01	Financial Statements and Exhibits

10.1	Joint Venture Agreement with TTM Global Enterprises Ltd., dated November 28, 2012

10.2	Joint Venture Agreement with Blue Orange Mining Limited dated November 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD AND GEMSTONE MINING INC.

/s/ Charmaine King
Charmaine King
President and Director

Date: December 5, 2012